Prospectus supplement dated May 10, 2018
to the following prospectus(es):
BOA America's Future Annuity II, BOA Achiever Annuity, America's Horizon Annuity, BOA Future Venue Annuity, BOA Elite Venue Annuity, Nationwide Destination All American Gold, Compass All American Gold, Key All American Gold, Nationwide Destination C, BOA All American Annuity, Sun Trust All American, and Compass All American dated May 1, 2018
BOA America's Income Annuity dated May 1, 2014
BOA Choice Venue Annuity II and BOA Choice Venue Annuity dated May 1, 2013
Schwab Custom Solutions Variable Annuity dated May 1, 2010
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
At a meeting held on November 16, 2017, the Board of Trustees (the "Board") of Federated Insurance Series reviewed and approved an Agreement and Plan of Reorganization (the "Reorganization") between Federated Insurance Series – Federated Managed Tail Risk Fund II: Service Shares (the "Target Fund") and Federated Insurance Series – Federated Managed Volatility Fund II: Service Shares (the "Surviving Fund"). The Board’s approval of the Reorganization is subject to further approval by the Target Fund shareholders. A Special Meeting of Shareholders of the Target Fund will be held on or about August 3, 2018.
Subject to shareholder approval, the Reorganization is expected to occur after the close of business on or about August 17, 2018 (the "Closing Date").
Effective the Closing Date, the following changes will apply to the contract/policy:
•	the Surviving Fund is added as an investment option under the contract/policy, and the following information is added to Appendix A: Subaccount Information:
Federated Insurance Series - Federated Managed Volatility Fund II: Service Shares
Investment Adviser:	Federated Global Investment Management Corp.
Sub-adviser:	Federated Global Investment Management Corp., Federated Investment Management Company, Federated Equity Management Company of Pennsylvania
Investment Objective:	To achieve high current income and moderate capital appreciation.
•	the Surviving Fund will acquire all, or substantially all, of the assets of the Target Fund in a complete liquidation and dissolution of the Target Fund.
•	references in the prospectus to the Target Fund are deleted and replaced with the Surviving Fund.
GWP-0678
1